                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

         DATE OF REPORT                                       FEBRUARY 19, 2004
         --------------
(Date of earliest event reported):

                        EXTENDICARE HEALTH SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

     DELAWARE               333-43549 AND 333-97293               98-0066268
     --------               -----------------------               ----------
 (State or other            (Commission File Number)            (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)

              111 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53203
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
                                 --------------
              (Registrant's telephone number, including area code)


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                                TABLE OF CONTENTS

Item 7.           Financial Statements and Exhibits

Item 12.          Results of Operations and Financial Condition

Signatures

Exhibit Index

Exhibit 99        Press Release




























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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) Exhibits. The following exhibit is being filed herewith:

                           (99) Extendicare Health Services, Inc. Press Release dated February 19, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 19, 2004, Extendicare Health Services, Inc. (the "Company") issued a press release (the "Press Release") announcing the Company's financial results for the quarter ended December 31, 2003. A copy of the Company's Press Release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

         The Company's Press Release includes references to EBITDA, which is not a measure of performance under generally accepted accounting principles ("GAAP") in the United States of America. The Company understands that EBITDA, or derivatives thereof, are customarily used by lenders, financial and credit analysts, and many investors as a performance measure in evaluating healthcare companies. Moreover, substantially all of the Company's financing agreements, including the indenture governing the Senior Notes and the Credit Agreement, contain covenants in which EBITDA is used as a measure of compliance; thus the Company's management uses EBITDA to monitor its compliance with these financing agreements. EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operating activities and other income or cash flow statement data prepared with GAAP, or as a measure of profitability or liquidity.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EXTENDICARE HEALTH SERVICES, INC.

Date: February 19, 2004

                                      By: /s/ Mark W. Durishan
                                         ---------------------------------------
                                         Mark W. Durishan
                                         Vice President, Chief Financial Officer
                                         and Treasurer (principal financial
                                         officer and principal accounting
                                         officer)









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                        EXTENDICARE HEALTH SERVICES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                             DATED FEBRUARY 19, 2004
  EXHIBIT
  NUMBER
----------

    99        Extendicare Health Services, Inc. Press Release dated February 19,
              2004.



























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